UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of report (date of earliest event reported): December 3, 2006

KINGS ROAD ENTERTAINMENT, INC.
(Exact name of Registrant as specified in its charter)

DELAWARE	000-14234	95-3587522
(State of incorporation or organization)	(Commission file number)	(I.R.S. employer identification number)

468 N. Camden Drive Beverly Hills, California (Address of principal executive offices)	90210 (Zip code)

Registrant’s telephone number, including area code: 310-278-9975

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

PURPOSE OF AMENDMENT

The purpose of this amendment is to correct errors in the initial filing of this Form 8-K that was filed April 23, 2007. The initial filing of this Form 8-K failed to state the following: the Board of Directors approved the dismissal of HJ & Associates (“HJA”) as the Company’s independent auditors; inclusion in the discussion of HJA’s audit report related to the April 30, 2005 financial statements; and the modification of the April 30, 2005 and April 30, 2004 audit reports. The corrected text follows:

PURPOSE OF AMENDMENT

The purpose of this amendment is to correct errors in the initial filing of this Form 8-K that was filed April 23, 2007. The initial filing of this Form 8-K failed to state the following: the Board of Directors approved the dismissal of HJ & Associates (“HJA”) as the Company’s independent auditors; inclusion in the discussion of HJA’s audit report related to the April 30, 2005 financial statements; and the modification of the April 30, 2005 and April 30, 2004 audit reports. The corrected text follows:

Item 4.01 Changes in Registrant’s Certifying Accountant.

On April 16, 2007, the Board of Directors approved the dismissal of HJ & Associates (“HJA”) as the independent auditors of Kings Road Entertainment, Inc. (the “Company”).

The report of HJA on the financial statements of the Company for the years ended April 30, 2005 and April 30, 2004 did not contain any adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope, or accounting principle except that HJA included in their report an explanatory paragraph as to the Company’s ability to continue as a going concern.

There were no disagreements between the Company and HJA on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure with respect to the Company, during the two fiscal years ended April 30, 2005 and April 30, 2004, and subsequently up to the date of HJA’s dismissal, which disagreements if not resolved to the satisfaction of HJA, would have caused them to make reference to the subject matter of the disagreements in connection with their report issued in connection with the audit of the Company's financial statements and there were no "reportable events" as such term as described in Item 304(a)(1)(iv) of Regulation S-B, promulgated under the Securities Exchange Act of 1934, as amended ("Regulation S-B").

The Company provided HJA with a copy of the disclosures to be included in Item 4.01 of this Current Report on Form 8-K/A and requested that HJA furnish the Company with a letter addressed to the Commission stating whether or not HJA agrees with the foregoing statements. A copy of the letter from HJA to the Commission, dated April 26, 2007, is attached as Exhibit 16.1 to this Current Report on Form 8-K/A.

New Independent Accountants

The Company engaged the accounting firm of Jasper & Hall of Denver, Colorado as the Company’s independent registered public accounting firm as of April 16, 2007.

Item 9.01. Financial Statements and Exhibits

Exhibit No.	Description

16.1	Letter to the Commission from HJ & Associates, LLC dated April 26, 2007

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KINGS ROAD ENTERTAINMENT, INC.

Dated: April 26, 2007	By: /s/ Philip M. Holmes
Philip M. Holmes, President